UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2006

ACUITY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16583	58-2632672
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2400, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 404-853-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

☐	Pre-commencement communications pursuant to Rule 14-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – Entry into a Material Definitive Agreement.

On April 21, 2006, Acuity Brands, Inc. (the “Company”) entered into Amended and Restated Change in Control Agreements (“CIC Agreements”) with each of its executive officers. These CIC Agreements amended and restated the existing Severance Protection Agreements with such officers. Among other things, the amendments effected by the CIC Agreements include:

•	an increase as shown on Exhibit 99.1 to this report in the multiple of the executive officer’s salary and bonus payable following a change in control and a termination of his employment by the Company other than for Cause or by the executive for Good Reason;

•	a change in the term of the agreement from a fixed two-year term to a rolling two-year term;

•	a change in the definition of “Change in Control” as it relates to a merger or consolidation of the Company to reduce the continuing ownership requirement to avoid triggering a Change in Control from 70% to 60%;

•	if the Change in Control benefits are triggered, offering extended health care coverage for up to 60 months at full COBRA rates (with no company contribution) at the end of the executive’s benefit continuation period; and

•	certain changes designed to comply with Section 409A of the Internal Revenue Code of 1986.

For more details concerning the terms of the CIC Agreements see the form of Amended and Restated Change in Control Agreement included as Exhibit 99.1 to this report.

Also, on April 21, 2006, the Company entered into new Severance Agreements, a form of which is filed as Exhibit 99.2 to this report, with Richard K. Reece, Senior Vice President and Chief Financial Officer; Kenyon W. Murphy, Senior Vice President and General Counsel; Joseph G. Parham, Jr., Senior Vice President – Human Resources; and Wesley E. Wittich, Senior Vice President – Audit and Risk Management. On the same date, the Company entered into an Amendment to its Amended and Restated Severance Agreements with Vernon J. Nagel, Chairman, President, and Chief Executive Officer, and John K. Morgan, Executive Vice President, and an Amendment to its Severance Agreement with James H. Heagle, Executive Vice President. These Amendments are filed as Exhibits 99.3 through 99.5 to this report. These Severance Agreements and Amendments were entered into in order to make the terms of the existing severance agreements consistent with the CIC Agreements and to comply with Section 409A of the Internal Revenue Code of 1986.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Designation	Description

99.1	Form of Amended and Restated Change in Control Agreement

99.2	Form of Severance Agreement

99.3	Amendment to Amended and Restated Severance Agreement – Chief Executive Officer

99.4	Amendment to Amended and Restated Severance Agreement – Executive Vice President

99.5	Amendment to Severance Agreement – Executive Vice President

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2006

ACUITY BRANDS, INC.

By:	/s/ Kenyon W. Murphy
Kenyon W. Murphy Senior Vice President and General Counsel